                                                                    Exhibit 23.2




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-52277 and 333-56571) of Progenics Pharmaceuticals, Inc. of our report dated February 9, 2001 relating to the financial statements of PSMA Development Company, L.L.C., which appears in this Form 10-K.



                                                      PricewaterhouseCoopers LLP



New York, New York
March  28, 2001